Exhibit 10.5

QUALITY DISTRIBUTION, INC.

2003 STOCK OPTION PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) dated as of the date set forth on the signature page hereto, between QUALITY DISTRIBUTION, INC., a Florida corporation (the “Company”), and the optionee named on the signature page hereto (the “Optionee”).

The Company, whether acting through its Board of Directors (the “Board”) or a committee thereof (such committee or the Board, the “Committee”) has granted to the Optionee, effective as of the date of this Agreement, an option under the Quality Distribution Inc.’s 2003 Stock Option Plan, as now or hereafter amended, restated, supplemented or otherwise modified from time to time (the “Plan”), to purchase up to the number of shares of the common stock of the Company (the “Shares”) set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

NOW, THEREFORE, in consideration of services rendered and to be rendered by Optionee, and the premises and of the mutual promises made herein and the mutual benefits to be derived therefrom, the parties hereto agree as follows:

1. The Plan. The Option (as defined herein) and all rights of the Optionee with respect thereto are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference, to the extent such provisions are applicable to the Option. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2. Option; Option Price. On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the “Option”) to purchase up to the number of Shares set forth on the signature page hereto at the Option Price (i.e. per Share Option strike price) set forth on the signature page hereto. Such number of Shares and Option Price are subject to adjustment pursuant to Section 9 of the Plan. The Option is not intended to qualify for federal income tax purposes as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3. Term. The term of the Option shall commence on the date hereof and expire on the tenth anniversary of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

4. Vesting. The Option shall vest in accordance with Section 5(f) of the Plan. Without implication that the contrary would otherwise be true, the Committee shall have the power to deem the employment of Optionee with the Corporation to be terminated for Cause after the date of such termination, and regardless of the deemed nature of such termination as of the date of termination, if it subsequently obtains knowledge of facts and circumstances that constitute Cause in the discretion of the Committee.

5. Exercise. The exercise of an Option must be by written notice to the Company at its principal place of business to the attention of the Corporate Secretary which must state the election to exercise the Option, the number of shares (which may be fewer than all) for which the Option is being exercised, the method of payment for the exercise price of the Option, evidence satisfactory to the Committee of the right to exercise (if not being exercised by the Optionee) and such other matters as may be required by the Committee, which notice is as of the date hereof required to be in the form attached hereto as Exhibit A. The written notice must be signed by the Optionee and must be delivered prior to the termination or expiration of the Option, accompanied by full payment of the exercise price for the number of shares being purchased. The following forms of payment may be used by an Optionee (but only to the extent permitted by applicable law) for payment of the exercise price upon exercise of his or her Option:

(a) cash (by wire transfer of immediately available funds to a bank account held by the Company designated by the Committee or a personal or certified check payable to the Company);

(b) cancellation of indebtedness of the Company to the Optionee;

(c) surrender of shares of Common Stock which have been owned by the Optionee for more than six months or were obtained by the Optionee in the public market and that satisfy such other requirements as may be determined by the Committee;

(d) pursuant to and in compliance with any cashless exercise program authorized by the Committee for use in connection with this Plan at the time of such exercise; or

(e) a combination of the methods set forth in clauses (a) through (d).

6. Restrictions on Transfer. Neither the Option nor any interest therein may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, and any attempt to consummate, or any agreement to effectuate, any of the foregoing shall have no effect, in any case other than transfers (i) to the Corporation, or (ii) by will or by the laws of descent or distribution. The Option may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Optionee’s Employment. Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Company, affects the Optionee’s status as an employee at will who is subject to termination without cause, confers upon the Optionee any right to remain employed by or provide service to the Company, interferes in any way with the right of the Company at any time to terminate such employment or service, or affects the right of the Company to increase or decrease the Optionee’s other compensation or benefits. No proportionate vesting shall be granted for service between specified vesting dates.

Nothing in this paragraph is intended to adversely affect any independent contractual right of the Optionee without his or her consent thereto.

8. Notices. Any notice to be given under the terms of this Agreement (other than a notice of exercise pursuant to Section 5 of this Agreement, which shall be given as required pursuant to that Section) shall be in writing and addressed to the Company at its principal office to the attention of the Corporate Secretary and to the Optionee at the address given beneath the Optionee’s signature hereto, or at such other address as either party may hereafter designate in writing to the other.

9. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

10. Optionee’s Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

11. Modification of Rights. Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee’s prior written consent; provided, however, that notwithstanding the foregoing, the Board or the Committee, as the case may be, shall be expressly permitted to modify, revise or amend the Plan in any manner, including a manner that would adversely affect the rights of the Optionee hereunder, if such modification, revision or amendment would affect all other holders of Options granted under the Plan in a similar manner.

12. Governing Law. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether in the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. In furtherance of the foregoing, the internal law of the State of Florida will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

13. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

14. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

15. Entire Agreement. This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

*    *    *    *    *

IN WITNESS WHEREOF, the Company has caused this Agreement, including the terms set forth below, to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the date and year first below written.

Date:

Option Price (i.e. Per Share Option Strike Price):	$.

Total Number of Shares:	***

QUALITY DISTRIBUTION, INC.

By:
Name:
Title:

OPTIONEE

Signature

Print Name

EXHIBIT A

QUALITY DISTRIBUTION, INC.

2003 STOCK OPTION PLAN

OPTION EXERCISE FORM

Quality Distribution, Inc.

[address]

Attention: Corporate Secretary

Ladies and Gentlemen:

This constitutes notice that, as of the date this notice and payment of the exercise price is received by Quality Distribution, Inc. (the “Company”), the Optionee executing this option exercise form is electing to exercise the non-qualified stock option granted under Quality Distribution, Inc. 2003 Stock Option Plan, as amended from time to time (the “Plan”), and identified below, and to purchase the number of shares for the price set forth below:

Grant Date of Option:	_______________
Option Price (i.e. per Share Option strike price):	$
Number of shares as to which option is exercised:	_______________
Total exercise price:	$
Cash payment delivered with this election:	$
Cancellation of indebtedness owed by the Company:	$
Number of shares of stock delivered with election:	_______________
Fair Market Value of shares delivered:	$
In compliance with the Company’s cashless exercise program?	Yes No
The shares are to be issued in the name of: [1]

By this exercise, the Optionee agrees (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan, and (ii) to provide for the payment to the Company (in the manner determined by the Company) of amounts required to satisfy the Company’s withholding obligation, if any, relating to this option exercise. The Optionee also acknowledges having received, read and understood the Plan, and agrees to abide by and be bound by its terms and conditions.

Submitted by Optionee	Accepted by QUALITY DISTRIBUTION, INC.

By:
Signature		Name:
Title:

Print Name

1.	Name of Optionee exactly as it is to appear on the certificate.